Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
(6) Property, Plant and Equipment
A summary of property, plant and equipment at December 31, 2010 and 2009 (in thousands) is as follows:

	2010	2009
Buildings, improvements and leasehold improvements	$127,725	$105,650
Marine vessels and equipment	499,398	333,350
Machinery and equipment	1,248,318	1,095,402
Automobiles, trucks, tractors and trailers	31,934	26,499
Furniture and fixtures	35,124	28,050
Construction-in-progress	83,694	49,483
Land	24,223	12,021
Oil and gas producing assets	34,336	—

	2,084,752	1,650,455
Accumulated depreciation and depletion	(771,602)	(591,479)

Property, plant and equipment, net	$1,313,150	$1,058,976

During the fourth quarter of 2010, the Company recorded a reduction in the value of assets totaling $32.0 million in connection with liftboat components primarily related to the partially completed 265-foot class liftboats. After a thorough and comprehensive evaluation, the Company concluded in December that it was impractical to complete these vessels. As such, the Company reduced the carrying value in these assets to their respective net realizable value and will utilize the remaining components as spares for the existing fleet.
In connection with the review for impairment of long-lived assets in accordance with authoritative guidance, the Company recorded approximately $119.8 million as a reduction in the value of property, plant and equipment during the year ended December 31, 2009.
The Company had approximately $22.7 million and $22.4 million of leasehold improvements at December 31, 2010 and 2009, respectively. These leasehold improvements are depreciated over the shorter of the life of the asset or the life of the lease using the straight line method. Depreciation expense (excluding depletion, amortization and accretion) was approximately $207.7 million, $202.8 million and $163.6 million for the years ended December 31, 2010, 2009 and 2008, respectively.
Capital Lease
Hallin is the lessee of a dynamically positioned subsea vessel under a capital lease expiring in 2019 with a 2 year renewal option. Hallin owns a 5% equity interest in the entity that owns this leased asset. The entity owning this vessel had $31.3 million of debt as of December 31, 2010, all of which was non-recourse to the Company. The amount of the asset and liability under this capital lease is recorded at the present value of the lease payments. This vessel is depreciated using the units-of-production method based on the utilization of the vessel and is subject to a minimum amount of annual depreciation. The units-of-production method is used for this vessel because depreciation occurs primarily through use rather than through the passage of time. At December 31, 2010, the vessel’s gross asset value under the capital lease was approximately $37.6 million and depreciation expense was approximately $3.8 million from the date of acquisition through December 31, 2010. At December 31, 2010, the Company had approximately $33.0 million included in other long-term liabilities and approximately $3.2 million included in accounts payable related to the obligations under this capital lease. The future minimum lease payments under this capital lease are approximately $3.2 million, $3.6 million, $3.9 million, $4.2 million and $4.6 million in the years ending 2011, 2012, 2013, 2014 and 2015, respectively, exclusive of interest at an annual rate of 8.5%. For the year ended December 31, 2010, the Company recorded interest expense of approximately $3.0 million in connection with this capital lease.